Exhibit 99.1
Secureworks Reports 80% year over year Growth in Taegis ARR to $222 Million in Connection with Third Quarter Fiscal 2023 Results
ATLANTA, Ga, Dec. 1, 2022 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its third quarter, which ended on October 28, 2022.
Key Highlights
•Secureworks Taegis™ grew to $222 million in annual recurring revenue (ARR), an increase of 80% on a year-over-year basis.
•Added 800 Taegis Customers year-over-year, a 100% increase, to finish the third quarter of fiscal 2023 with 1,600 customers on the Taegis cloud-native security platform.
•Taegis revenue grew 100% from the third quarter of fiscal 2022 to $47.9 million.
“The days of sprawling cyber estates are numbered,” said Wendy Thomas, CEO of Secureworks. “Customers more than ever want to consolidate their security vendors and move away from point solutions that don’t work together, in favor of an open security platform that delivers superior detection and unmatched response with the highest return on investment. Our results show that Secureworks is delivering on this business priority with Taegis as the platform of choice.”
“Our momentum continues as we surpassed the $220 million Taegis ARR milestone and delivered another quarter of triple-digit growth in Taegis Customer Count and Taegis-related Revenue,” said Paul Parrish, Chief Financial Officer, Secureworks. “Taegis average revenue per customer remained strong, growing to $139 thousand in the third quarter, and continues to demonstrate a higher share of wallet relative to Taegis competitors."
Third Quarter Fiscal 2023 Financial Highlights
•Overall revenue was $110.9 million, compared to $133.7 million in the third quarter of fiscal 2022. The revenue decrease reflects our continued focus on reducing non-strategic service offerings and prioritizing the growth of our Taegis subscription solutions.
•GAAP gross profit was $65.4 million, compared with $80.8 million in the third quarter of fiscal 2022. Non-GAAP gross profit was $70.2 million, compared with $85.1 million in the same period last year. Gross profits have declined as we continue to invest in scaling the delivery of comprehensive higher-value Taegis offerings, while also driving operational efficiencies associated with reducing our non-strategic services.
•GAAP gross margin was 58.9%, compared with 60.4% in the same period last year. Non-GAAP gross margin was 63.3% compared with 63.6% in the third quarter of fiscal 2022.
•GAAP net loss was $28.1 million, or $0.33 per share, compared with net loss of $12.9 million, or $0.15 per share, in the prior year. Non-GAAP net loss was $13.7 million, or $0.16 loss per share, compared with non-GAAP net income of $1.2 million, or $0.01 per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $17.2 million, compared with adjusted EBITDA income of $4.7 million in the third quarter of fiscal 2022, as we continue to invest in the development of Taegis solutions and the marketing campaigns and go-to-market infrastructure to drive future Taegis growth.
•Ended the third quarter with $139 million in cash and cash equivalents.

Business and Operational Highlights
•New Business Announcements
◦During the third quarter, Secureworks announced the general availability of the Taegis™ XDR platform in Japan. This milestone was marked by a series of events in Tokyo over two weeks that culminated in the Secureworks Connect event with over 240 partners, prospects and customers. Taegis’ availability in Japan has already resulted in closing new business in the region.
◦Secureworks unveiled its Partner First strategy, an important next step in the evolution of its Global Partner Program. Effective December 1, 2022, all new Secureworks Taegis™ business in North America will be sold in collaboration with strategic partners that are best placed to deliver on the Secureworks growth plan.
•Research and Intelligence Leadership
◦Secureworks Counter Threat Unit (CTU)™ released new research identifying threat actors behind Iranian threat actor group Cobalt Mirage, on the same day as the US indictment of three Iranian nationals for ransomware-style extortion activity against US critical infrastructure providers.
◦Secureworks CTU identified new espionage activity by China-based threat group Bronze President targeting government officials in regions where China has interest.
◦During the third quarter, Secureworks published its 2022 State of the Threat Report and completed the Secureworks 7th annual Global Threat Intelligence Summit, with keynote by Matt Hartman, Deputy Executive Assistant Director for Cybersecurity, DHS and CISA.
•Recognition and awards in the third quarter of 2022 include:
◦Named Winner of 2022 Cybersecurity Breakthrough Awards for Vulnerability Management Solution of the Year, recognizing the company for its innovation with Taegis™ VDR.
Financial Outlook
For the fourth quarter of fiscal 2023, the Company expects:
•Revenue of $108 million to $112 million.
•GAAP net loss per share of $0.41 to $0.46 and non-GAAP net loss per share of $0.24 to $0.28.
Secureworks is providing the following updated guidance for full fiscal year 2023. The Company expects:

Fiscal Year 2023 Guidance
Taegis ARR	At least $245M
Other MSS ARR	Below $65M
Total revenue	$456M to $460M
GAAP net loss	($109M) to ($113M)
($1.29) to ($1.34) per share
Non-GAAP net loss	($55M) to ($59M)
($0.63) to ($0.69) per share
Adjusted EBITDA	($64M) to ($68M)
Cash from operations	($64M) to ($68M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its third quarter fiscal 2023 results and financial guidance on December 1, 2022, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP professional services gross margin, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss and non-GAAP net loss per share for the fourth quarter of fiscal 2023, and revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA, cash from operations, Taegis ARR and other MSS ARR for full year fiscal 2023, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s reliance on personnel with extensive information security expertise; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s exposure to fluctuations in currency exchange rates or global inflationary environment; the effect of governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict, and the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Kevin Toomey
VP, Investor Relations
862-338-9046
ktoomey@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com
(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended		Nine Months Ended
	October 28, 2022	October 29, 2021	October 28, 2022	October 29, 2021
Net revenue:
Subscription	$87,191	$102,992	$271,926	$309,488
Professional services	23,751	30,707	76,213	97,846
Total net revenue	110,942	133,699	348,139	407,334
Cost of revenue:
Subscription	32,136	34,888	99,022	109,423
Professional services	13,444	18,002	45,572	57,157
Total cost of revenue	45,580	52,890	144,594	166,580
Gross profit	65,362	80,809	203,545	240,754
Operating expenses:
Research and development	35,263	32,767	102,232	91,336
Sales and marketing	41,380	35,008	121,565	106,098
General and administrative	24,725	28,404	74,359	80,447
Total operating expenses	101,368	96,179	298,156	277,881
Operating loss	(36,006)	(15,370)	(94,611)	(37,127)
Interest and other, net	(661)	(762)	(1,227)	(2,270)
Loss before income taxes	(36,667)	(16,132)	(95,838)	(39,397)
Income tax benefit	(8,521)	(3,269)	(21,375)	(8,381)
Net loss	$(28,146)	$(12,863)	$(74,463)	$(31,016)

Loss per common share (basic and diluted)	$(0.33)	$(0.15)	$(0.88)	$(0.37)
Weighted-average common shares outstanding (basic and diluted)	84,584	83,297	84,277	82,754

Percentage of Total Net Revenue (1)
Subscription gross margin	63.1%	66.1%	63.6%	64.6%
Professional services gross margin	43.4%	41.4%	40.2%	41.6%
Total gross margin	58.9%	60.4%	58.5%	59.1%
Research and development expenses	31.8%	24.5%	29.4%	22.4%
Sales and marketing expenses	37.3%	26.2%	34.9%	26.0%
General and administrative expenses	22.3%	21.2%	21.4%	19.7%
Operating expenses	91.4%	71.9%	85.6%	68.2%
Operating loss	(32.5)%	(11.5)%	(27.2)%	(9.0)%
Loss before income taxes	(33.1)%	(12.1)%	(27.5)%	(9.7)%
Net loss	(25.4)%	(9.6)%	(21.4)%	(7.6)%
Effective tax rate	23.2%	20.3%	22.3%	21.3%
Note: Percentage growth rates are calculated based on underlying data in thousands
(1)    Financial measures as a percentage of revenue are calculated based on total GAAP net revenue, except for GAAP subscription gross margin and GAAP professional services gross margin measures, which are calculated based on GAAP subscription net revenue and GAAP professional services net revenue, respectively.

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	October 28, 2022	January 28, 2022
Assets:
Current assets:
Cash and cash equivalents	$139,032	$220,655
Accounts receivable, net	64,054	86,231
Inventories, net	683	505
Other current assets	26,174	26,040
Total current assets	229,943	333,431
Property and equipment, net	5,426	8,426
Operating lease right-of-use assets, net	14,245	17,441
Goodwill	425,353	425,926
Intangible assets, net	113,762	133,732
Other non-current assets	62,124	68,346
Total assets	$850,853	$987,302
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$19,682	$15,062
Accrued and other current liabilities	65,240	88,122
Short-term deferred revenue	136,950	163,304
Total current liabilities	221,872	266,488
Long-term deferred revenue	7,566	12,764
Operating lease liabilities, non-current	13,125	16,869
Other non-current liabilities	22,391	43,124
Total liabilities	264,954	339,245
Total stockholders' equity	585,899	648,057
Total liabilities and stockholders' equity	$850,853	$987,302

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	October 28, 2022	October 29, 2021
Cash flows from operating activities:
Net loss	$(74,463)	$(31,016)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	27,728	29,914
Amortization of right of use asset	2,853	3,081
Amortization of costs capitalized to obtain revenue contracts	13,319	14,693
Amortization of costs capitalized to fulfill revenue contracts	3,635	4,002
Stock-based compensation expense	27,504	23,677
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	1,386	2,374
Income tax benefit	(21,375)	(8,381)
Provision for credit losses	(552)	73
Changes in assets and liabilities:
Accounts receivable	21,584	12,460
Net transactions with Dell	(3,741)	(6,794)
Inventories	(178)	45
Other assets	(9,709)	(10,588)
Accounts payable	4,550	(3,814)
Deferred revenue	(33,171)	(8,830)
Operating leases, net	(4,086)	(4,266)
Accrued and other liabilities	(23,462)	(18,403)
Net cash used in operating activities	(68,178)	(1,773)
Cash flows from investing activities:
Capital expenditures	(1,609)	(1,248)
Software development costs	(3,352)	(4,574)
Net cash used in investing activities	(4,961)	(5,822)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(8,484)	(11,710)
Proceeds from stock option exercises	—	4,134
Net cash used in financing activities	(8,484)	(7,576)
Net decrease in cash and cash equivalents	(81,623)	(15,171)
Cash and cash equivalents at beginning of the period	220,655	220,300
Cash and cash equivalents at end of the period	$139,032	$205,129

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP professional services gross margin, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented below. The Company encourages investors to review its GAAP results and supplement their review of the Company's GAAP results with the corresponding non-GAAP financial measures.
The following is a summary of the items excluded from the most comparable GAAP financial measures to calculate our non-GAAP financial measures:
•Amortization of Intangible Assets. Amortization of intangible assets consists of amortization associated with external software development costs capitalized and customer relationships and technology acquired. In connection with the acquisition of Dell by Dell Technologies in fiscal 2014 and our acquisition of Delve in fiscal 2021, our tangible and intangible assets and liabilities associated with customer relationships and technology were accounted for and recognized at fair value on the related transaction date.
•Stock-based Compensation Expense. Non-cash stock-based compensation expense relates to both the Dell Technologies and Secureworks equity plans. We exclude such expense when assessing the effectiveness of our operating performance since stock-based compensation does not necessarily correlate with the underlying operating performance of the business.
•Aggregate Adjustment for Income Taxes. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Nine Months Ended
	October 28, 2022	October 29, 2021	October 28, 2022	October 29, 2021
GAAP net revenue	$110,942	$133,699	$348,139	$407,334
GAAP subscription cost of revenue	$32,136	$34,888	$99,022	$109,423
Amortization of intangibles	(4,371)	(4,109)	(12,751)	(11,972)
Stock-based compensation expense	(167)	(41)	(457)	(159)
Non-GAAP subscription cost of revenue	$27,598	$30,738	$85,814	$97,292
GAAP professional services cost of revenue	$13,444	$18,002	$45,572	$57,157
Stock-based compensation expense	(323)	(103)	(1,055)	(474)
Non-GAAP professional services cost of revenue	$13,121	$17,899	$44,517	$56,683
GAAP gross profit	$65,362	$80,809	$203,545	$240,754
Amortization of intangibles	4,371	4,109	12,751	11,972
Stock-based compensation expense	491	144	1,512	633
Non-GAAP gross profit	$70,224	$85,062	$217,808	$253,359
GAAP research and development expenses	$35,263	$32,767	$102,232	$91,336
Stock-based compensation expense	(3,077)	(2,268)	(8,460)	(4,908)
Non-GAAP research and development expenses	$32,186	$30,499	$93,772	$86,428
GAAP sales and marketing expenses	$41,380	$35,008	$121,565	$106,098
Stock-based compensation expense	(1,631)	(1,493)	(4,896)	(3,241)
Non-GAAP sales and marketing expenses	$39,749	$33,515	$116,669	$102,857
GAAP general and administrative expenses	$24,725	$28,404	$74,359	$80,447
Amortization of intangibles	(3,524)	(3,524)	(10,571)	(10,571)
Stock-based compensation expense	(4,367)	(6,157)	(12,636)	(14,895)
Non-GAAP general and administrative expenses	$16,834	$18,723	$51,152	$54,981
GAAP operating loss	$(36,006)	$(15,370)	$(94,611)	$(37,127)
Amortization of intangibles	7,895	7,633	23,322	22,543
Stock-based compensation expense	9,566	10,062	27,504	23,677
Non-GAAP operating (loss) income	$(18,545)	$2,325	$(43,785)	$9,093
GAAP net loss	$(28,146)	$(12,863)	$(74,463)	$(31,016)
Amortization of intangibles	7,895	7,633	23,322	22,543
Stock-based compensation expense	9,566	10,062	27,504	23,677
Aggregate adjustment for income taxes	(3,030)	(3,613)	(8,974)	(9,073)
Non-GAAP net (loss) income	$(13,715)	$1,219	$(32,611)	$6,131
GAAP loss per share	$(0.33)	$(0.15)	$(0.88)	$(0.37)
Amortization of intangibles	0.10	0.09	0.28	0.27
Stock-based compensation expense	0.12	0.12	0.33	0.28
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.11)	(0.11)
Non-GAAP (loss) earnings per share *	$(0.16)	$0.01	$(0.39)	$0.07
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(28,146)	$(12,863)	$(74,463)	$(31,016)
Interest and other, net	661	762	1,227	2,270
Income tax benefit	(8,521)	(3,269)	(21,375)	(8,381)
Depreciation and amortization	9,213	10,051	27,728	29,914
Stock-based compensation expense	9,566	10,062	27,504	23,677
Adjusted EBITDA	$(17,227)	$4,743	$(39,379)	$16,464

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended		Nine Months Ended
Percentage of Total Net Revenue	October 28, 2022	October 29, 2021	October 28, 2022	October 29, 2021

GAAP gross margin	58.9%	60.4%	58.5%	59.1%
Non-GAAP adjustment	4.4%	3.2%	4.1%	3.1%
Non-GAAP gross margin	63.3%	63.6%	62.6%	62.2%

GAAP research and development expenses	31.8%	24.5%	29.4%	22.4%
Non-GAAP adjustment	(2.8)%	(1.7)%	(2.5)%	(1.2)%
Non-GAAP research and development expenses	29.0%	22.8%	26.9%	21.2%

GAAP sales and marketing expenses	37.3%	26.2%	34.9%	26.0%
Non-GAAP adjustment	(1.5)%	(1.1)%	(1.4)%	(0.7)%
Non-GAAP sales and marketing expenses	35.8%	25.1%	33.5%	25.3%

GAAP general and administrative expenses	22.3%	21.2%	21.4%	19.7%
Non-GAAP adjustment	(7.1)%	(7.2)%	(6.7)%	(6.2)%
Non-GAAP general and administrative expenses	15.2%	14.0%	14.7%	13.5%

GAAP operating loss	(32.5)%	(11.5)%	(27.2)%	(9.0)%
Non-GAAP adjustment	15.8%	13.3%	14.6%	11.2%
Non-GAAP operating (loss) income	(16.7)%	1.8%	(12.6)%	2.2%

GAAP net loss	(25.4)%	(9.6)%	(21.4)%	(7.6)%
Non-GAAP adjustment	13.0%	10.5%	12.0%	9.1%
Non-GAAP net (loss) income	(12.4)%	0.9%	(9.4)%	1.5%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	February 3, 2023		February 3, 2023
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$108	$112	$456	$460

GAAP net loss	$(39)	$(35)	$(113)	$(109)
Amortization of intangibles	7	7	31	31
Stock-based compensation expense	12	12	40	40
Aggregate adjustment for income taxes	(5)	(5)	(16)	(16)
Non-GAAP net loss*	$(24)	$(20)	$(59)	$(55)

GAAP net loss per share	$(0.46)	$(0.41)	$(1.34)	$(1.29)
Amortization of intangibles	0.08	0.08	0.36	0.36
Stock-based compensation expense	0.15	0.15	0.47	0.47
Aggregate adjustment for income taxes	(0.06)	(0.06)	(0.19)	(0.19)
Non-GAAP net loss per share*	$(0.28)	$(0.24)	$(0.69)	$(0.63)

GAAP net loss			$(113)	$(109)
Interest and other, net			2	1
Income tax benefit			(32)	(31)
Depreciation and amortization			36	36
Stock-based compensation expense			40	40
Adjusted EBITDA*			$(68)	$(64)

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions)				84.5
Cash flow from operations			$(68) to $(64)
Capital expenditures				$7 to $9

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding